UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

ABERDEEN STANDARD GOLD ETF TRUST

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34441	26-4587209
(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Depositary Trust Agreement

On November 30, 2018, Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Trust (the “Sponsor”), entered into an Amendment to the Depositary Trust Agreement with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “DTA Amendment”). The DTA Amendment reflects the reduction in the annualized fee rate payable by the Trust to the Sponsor for its services from 0.39% of the Adjusted Net Asset Value (as defined in the Trust Agreement) of the Trust to 0.17% of the Adjusted Net Asset Value of the Trust, effective December 1, 2018 (the “Fee Reduction”), as approved and directed by the Sponsor on behalf of the Trust.

The foregoing description of the DTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the DTA Amendment, which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 relating to the Depositary Trust Agreement dated September 1, 2009, as amended (the “Trust Agreement”), is incorporated by reference herein.

Item 8.01	Other Events.

On December 3, 2018, Aberdeen Standard Investments issued a press release announcing the Fee Reduction, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1

Amendment to the Depositary Trust Agreement dated November 30, 2018

Exhibit 99.1

Press Release dated December 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD GOLD ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC, Sponsor of the Aberdeen Standard Gold ETF Trust

Date: December 6, 2018	By:	/s/ Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*

The Registrant is a trust and Ms. Andrea Melia is signing in her capacity as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.